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                                                                    EXHIBIT (25)
                           SPECIAL POWER OF ATTORNEY
                           BB&T FINANCIAL CORPORATION
                             SHARES OF COMMON STOCK
                               ($2.50 PAR VALUE)
             FOR UTILIZATION PURSUANT TO DIVIDEND REINVESTMENT PLAN
KNOW ALL MEN BY THESE PRESENTS:
     The undersigned, a director and/or officer of BB&T Financial Corporation, on the date indicated, hereby constitutes and appoints John A. Allison, IV,
Scott E. Reed and Jerone C. Herring, and each of them severally, the attorneys-in-fact of the undersigned, with full power to them and each of them to sign for and in the name of the undersigned the Registration Statement to be filed by BB&T Financial Corporation with the Securities and Exchange Commission for the registration under the Securities Act of 1933 of up to 2,000,000 shares of common stock $2.50 par value, of BB&T Financial Corporation to be offered pursuant to its 1994 Dividend Reinvestment Plan; and hereby granting to do and perform any and all acts and things requisite and necessary to be done in and about the premises as fully as the undersigned might do in person, hereby ratifying and confirming all of that the said attorneys-in-fact, and each of them severally, may lawfully do or cause to be done by virtue hereof.
Dated: January 25, 1994
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
          /s/               JOHN A. ALLISON IV                     /s/              JESSE W. CORBETT, JR.
                   JOHN A. ALLISON IV                                      JESSE W. CORBETT, JR.
           /s/                  SCOTT E. REED                      /s/             W. R. CUTHBERTSON, JR.
                     SCOTT E. REED                                         W. R. CUTHBERTSON, JR.
         /s/               JOSEPH B. ALALA, JR.                    /s/               FRED H. DEATON, JR.
                  JOSEPH B. ALALA, JR.                                      FRED H. DEATON, JR.
           /s/               W. WATSON BARNES                      /s/                JOE L. DUDLEY, SR.
                    W. WATSON BARNES                                         JOE L. DUDLEY, SR.
          /s/                 ROBERT L. BRADY                        /s/                  TOM D. EFIRD
                    ROBERT L. BRADY                                             TOM D. EFIRD
          /s/                 W. G. CLARK III                      /s/              O. WILLIAM FENN, JR.
                    W. G. CLARK III                                         O. WILLIAM FENN, JR.
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
          /s/                  JAMES E. HEINS                       /s/               A. WINNIETT PETERS
                     JAMES E. HEINS                                          A. WINNIETT PETERS
         /s/              RAYMOND A. JONES, JR.                    /s/             RICHARD L. PLAYER, JR.
                 RAYMOND A. JONES, JR.                                     RICHARD L. PLAYER, JR.
           /s/                  KELLY S. KING                       /s/               LARRY J. WAGGONER
                     KELLY S. KING                                           LARRY J. WAGGONER
          /s/               DAVID R. LAFAR III                    /s/            HENRY G. WILLIAMSON, JR.
                   DAVID R. LAFAR III                                     HENRY G. WILLIAMSON, JR.
         /s/             J. ERNEST LATHEM, M.D.                     /s/                WILLIAM B. YOUNG
                 J. ERNEST LATHEM, M.D.                                       WILLIAM B. YOUNG
          /s/                JAMES H. MAYNARD
                    JAMES H. MAYNARD
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